EXHIBIT 99.2

Electronic Components Supply Chain Management

CONFIDENTIAL INVESTOR PRESENTATION

September 2008

SAFE HARBOR STATEMENT

This presentation contains “forward -looking statements” within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future international, national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products and services, marketing existing products and services, customer acceptance of existing and new products and services and other factors. Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intends,” “plans,” and “projection”) are not historical facts and may be forward -looking and may involve estimates and uncertainties. Accordingly, although the Company believes that the expectations reflected in such forward -looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward -looking information contained in this presentation.

2	www.sinohub. com

TABLE OF CONTENTS

I. Company Overview II. Management III. Offering Summary IV. Investment Highlights V. Service Sector Breakdown VI. Financials VII. Appendix

3	www.sinohub. com

SINOHUB COMPANY OVERVIEW

•     Currently the only company that provides supply chain management (“SCM”) services exclusively for the electronic components market in China

•     SinoHub’s open SCM platform effectively solves information, money, and material flow bottlenecks and increases the efficiency of China’s electronic components industry

-     Have successfully established own SCM Management Information System (“MIS”), SinoHub SCM , through 4 years of customer-driven development

-     Infrastructure in place to provide service in southern and eastern China

-     Over 100 electronics savvy employees

•     Three key revenue streams that leverage SinoHub’s powerful SCM platform

-     Supply chain management services

-     Vendor Managed Inventory (“VMI”) services

-     Electronic component sales

•     Founded in 2000

•     Delaware C corporation with headquarters in Shenzhen, China

•     Solid expatriate CEO, bilingual President who is also a US citizen, and strong management team

4	www.sinohub. com

EXPERIENCED INTERNATIONAL MANAGEMENT

•     Henry T. Cochran (CEO and Chairman of the Board)

-    30+ years of experience founding and managing companies

➢    Significant prior experience in executive positions (former CEO and President of Content Integrity, former CEO and President of Advanced Visual Systems, former Vice President of Sybase)

-    Strong MIS background

-    Master’s degree in Mathematics from the University of Maryland

•     Lei Xia (President)

-    15 years of experience in the electronic components business in China

-    Significant prior senior management experience in the Chinese electronics industry

➢    First Sales Manager of Arrow Electronics’ Shanghai office

➢    Previously founded RGL Beijing, a high-end software distributor and solution provider, and NEFAB China, a manufacturer and packaging solution provider

-    Bachelor’s degree in Electrical Engineering from the University of Alabama

•     Tracy Edwards (CFO)

-    Significant prior senior management experience in the electronics and supply chain management industries

➢     Until June 2008, CFO/COO of CaseStack, a distribution company where he managed a major acquisition and integrated the acquired company

➢     Previously CFO/COO of Bell Industries, formerly a $900 million NYSE company with a $600 million franchise electronic component distribution division

5	www.sinohub. com

OFFERING SUMMARY

Issuer:	SinoHub, Inc.

Symbol:	SIHI

Pre-Money Valuation:	$34.0MM

Shares Outstanding:	20,480,354 (fully diluted, pre-offering)

Offering:	Private Investment in Public Equity ("PIPE")

Securities Offered:	Common stock; 50% warrant coverage

Amount:	$10.0MM

Use of Proceeds:	Working capital, infrastructure, business development

6	www.sinohub. com

USE OF PROCEEDS

Sources		Uses
New Equity	$10,000,000	Working Capital	$6,000,000
		Equipment/Infrastructure	1,800,000
		Business Development	1,000,000
		Fees/Expenses	1,200,000

Total Sources	$10,000,000	Total Uses	$10,000,000

7	www.sinohub. com

INVESTMENT HIGHLIGHTS

•
SinoHub, Inc. (“SinoHub” or the “Company”) is unique because it has a first mover advantage in a multi-hundred billion dollar market through its electronic components supply chain management platform in China

•	The Company has extensive relationships with customs at the key port of Huanggang (Shenzhen/Hong Kong border) through which 50% of all electronic components are imported into China

•	SinoHub, Inc. has recently completed a reverse merger by acquiring an existing shell company as part of an Alternative Public Offering (“APO”)

•	Unique and proven business model for electronic components in China offering highly robust organic top line growth

•	High barriers to entry for competition posed by proprietary MIS system and unique focus

•	ROIC of 27% in 2007 versus industry average of 10%

($ in US millions)
	2006A	2007A	LTM (1)	2008E	2009E

Revenues	$19.1	$28.8	$42.4	$81.5	$150.5
Revenue Growth	44.4%	51.1%	-	183.0%	84.7%
EBITDA	$1.6	$4.4	$4.5	$10.5	$17.9
EBITDA Growth	108.0%	178.1%	-	140.5%	69.8%
Net Income	$1.2	$3.5	$3.5	$8.3	$13.2
Net Income Growth	190.7%	191.4%	-	138.3%	58.2%

(1) LTM period represents latest twelve months ended June 30, 2008.

8	www.sinohub. com

ELECTRONIC COMPONENTS INDUSTRY

•    China is the world’s biggest consumer of electronic components. In 2007, China (1)
-    produced in excess of US$357 billion electronic products

-    domestically consumed approximately US$120 billion electronic components

•    Growth rate of electronic products production in China expected to be 16% in 2008

•    Existing market for electronic components supply chain management offers opportunities for SinoHub

-    SCM providers in U.S. and Europe have not provided adequate services

-    PRC distributors lack the ability to provide full services

•    Recent move by large manufacturers to outsource SCM functions to reduce overhead

(1) Source: Reed Electronics Research (RER), November 2007

9	www.sinohub. com

CONSUMER SPENDING IN CHINA

•     A survey recently conducted by Credit Suisse expects Chinese consumers to increase 2008 spending on:
-    Cars (30% increase)

-    Property (23% increase)

-    Electronic goods (22% increase)

•     Increases in consumer spending aided by:

-    shift in government policies to encourage consumer spending

-    growth of economic output (approximately 10% per year)

-    an increase of 23% in the average monthly household income to 6,180 yuan in 2008, with average monthly personal income rising 17% to 2,500 yuan
-    growth of middle class(1) population (expected to grow to 700 million by 2020, compared to less than 100 million today)

(1) “Middle class” defined as annual income between 60,000 yuan ($7,250 USD) to 500,000 yuan ($62,500 USD)

10	www.sinohub. com

SINOHUB SUPPLY CHAIN MANAGEMENT OVERVIEW

•
Services include warehouse services (insurance, repacking, storage, goods receipt/checking), logistics services (door- to-door and just-in-time freight forwarding) and import and export services (customs applications, tax reports, payment services, certificates for paid customs tax)

•
For supplier customers, process starts with an order to import electronic components. Parts are received at Hong Kong warehouse and bar code scanned into MIS system which then generates import documents. Order is loaded onto our truck and shipped to Huanggang border where they are imported. Then they are forwarded to the customers of the supplier

•
For manufacturer customers, process starts when they get an order to make a product (e.g., China Mobile orders 100,000 mobile phones). They create a Bill of Material (“BOM”) and then identify a supplier for each component listed in the BOM. Then they input the BOM into SinoHub’s MIS system and we automatically generate bar code labels which the suppliers download and put on the boxes that they then ship to SinoHub’s Hong Kong warehouse. When the boxes arrive (one box of components could apply to many BOM’s), we scan the bar code and all BOM’s that are affected are automatically updated. When all of the components for a BOM are received, the manufacturer customer orders the parts to be delivered to their factory and the components are picked and packed and loaded onto our truck to be imported through Huanggang and forwarded to the factory

11	www.sinohub. com

SINOHUB SCM – ONLINE MIS SYSTEM

•    Key differentiator which creates defensible position for SinoHub

•    Enables the Company to deliver fully-integrated supply chain management services tailored to electronic components

•    “Transparent” features:

-    Web-based solution allows the customer to know the status of their inventory, shipments and financial transactions in real time, anywhere

-    Allows SinoHub’s customers to share information online with their customers and suppliers

•    Effectively combines information entry with automatic price checking, processing, query and services like warehouse management, logistics, import/export documentation, VMI, financial reporting and customer inquiry into one integrated solution
FUNCTIONALITY
Suppliers	OEMs & EMS Providers

· Order entry	· Order tracking
· Order tracking	· Shipment tracking
· Warehouse management	· Payment system
· Shipment information system	· Bonded inventory control system
· Payment system	· Operations results tracking
· Finished orders database	· Vendor Managed Inventory
· Operations results tracking
· Executive reporting system

BENEFITS
Suppliers	OEMs & EMS Providers

· Shortened delivery time to OEMs and	· RMB payment of imported materials
EMS providers	· Reduction in high-value component
· Reduced inventory cost of finished	inventory to near zero-inventory levels
products	· Reduced operating costs
· Reduced cost of logistics support	· Shortened purchasing lead-time from
· Higher service level with strategic	the usual several months to
customers	one week
· Better responsiveness to OEMs and	· Reduced purchase risk caused by
EMS providers in China	forecast error, changes in market
· Stronger understanding and control	trends, etc.
over the Chinese market

12	www.sinohub. com

KEY REVENUE STREAMS

•      SinoHub has three key revenue streams that leverage its powerful SCM platform:

A.    Supply Chain Management Services (4% of estimated 2008 revenues)

            -      Import and export services (customs applications, tax reports, payment services, certificates for paid customs tax)

            -      Warehouse services (insurance, repacking, storage, goods receipt/checking)

            -      Delivery services (door-to-door and just-in-time freight forwarding)

B.     Vendor Managed Inventory Services (39% of estimated 2008 revenues)

-      Procurement services (buys and finances electronic components for customers)

-      Fulfillment services (finishes and finances purchases for customers)

-      Consignment services (tracks customer’s electronic components purchase schedule)

C.     Electronic component sales (56% of estimated 2008 revenues)

-       Large database of supplier prices present revenue-generating opportunities in selling to EMS providers or OEMs

-       Able to receive profitable sales margins with reduced risk

($ in US millions)
	2006A	2007A	LTM (1)	2008E	2009E

Revenues
Supply Chain Management Services	$1.7	$2.1	$2.3	$3.5	$5.0
Vendor Managed Inventory Services	4.8	8.5	20.2	32.0	66.5
Electronic Component Sales	12.6	$18.2	19.8	46.0	79.0
	$19.1	$28.8	$42.4	$81.5	$150.5

(1) LTM period represents latest twelve months ended June 30, 2008.

13	www.sinohub. com

A. – SUPPLY CHAIN MANAGEMENT SERVICES

•    SinoHub has achieved exclusive Client Coordinator Enterprise status, given to only 20 service providers with the highest reputation, track record, and over RMB 200 million per year in VAT paid

●    Complements SinoHub’s VMI and electronic component sales services

•    System of warehouses, trucking, and freight handling equipment to add value to physical logistics

•    Strategic SCM service center locations

-    Hong Kong: 26,500 sq. ft.

-    Shenzhen: 5,800 sq. ft.; moving to new 16,750 sq. ft. facility in September 2008

-    Shanghai (Pudong): 6,000 sq. ft.

-    Shanghai (Wai Gao Qiao): 5,300 sq. ft.

14	www.sinohub. com

B. – VENDOR MANAGED INVENTORY SERVICES

●    Summary of SinoHub’s VMI business:

($ in US millions)
	2006A	2007A	LTM (1)	2008E	2009E

Revenues	$4.8	$8.5	$20.2	$32.0	$66.5
Revenue Growth	13.2%	76.9	-	277.0%	108.0%

Cost of Sales	$4.0	$5.9	$16.7	$27.3	$56.8

Gross Profit	$0.8	$2.6	$3.5	$4.7	$9.7
Gross Margin	16.8%	31.0%	17.2%	14.6%	14.6%

(1) LTM period represents latest twelve months ended June 30, 2008.

•    Business constrained historically by limits on working capital and infrastructure capacity

•    Allows suppliers and manufacturers greater flexibility, reduced risk, and lower costs to optimize supply chain where suppliers are in charge of maintaining the inventory of manufacturers

-    Procurement

➢    SinoHub purchases components from SinoHub-identified suppliers and provides the financing to reduce human resource and procurement cost for customers

-    Fulfillment

➢    Finishes the purchasing process from customer-identified suppliers and finances these purchases

-    Consignment Program

➢    SinoHub receives forecasts/projected plans of customers’ electronic components orders and organizes shipment of products according to the plan

❒    Offers delayed ownership of inventory and reduced cycle times while increasing the availability of components

❒    Reductions in total cost from lower inventory levels, lower materials overhead, reduced transaction costs, and delayed cash disbursements

15	www.sinohub. com

C. – ELECTRONIC COMPONENT SALES

●    Summary of SinoHub’s electronic component sales business:

($ in US millions)
	2006A	2007A	LTM (1)	2008E	2009E

Revenues	$12.6	$18.2	$19.8	$46.0	$79.0
Revenue Growth	50.4%	44.9%	-	152.3%	71.9%

Cost of Sales	$10.0	$15.3	$17.2	$36.9	$66.5

Gross Profit	$2.5	$2.9	$2.6	$9.1	$12.5
Gross Margin	20.1%	16.1%	13.1%	19.7%	15.8%

(1) LTM period represents latest twelve months ended June 30, 2008.

•    Like VMI, electronic component sales has historically been constrained by limitations on capital

•    Significant competitive advantage for purchasing electronic components

-    SinoHub SCM provides a database of supplier prices which present revenue-generating opportunities for the Company in selling to OEMs or EMS providers at a discount to their current supplier as long as that supplier is not a SinoHub customer

-    Results in a “win-win-win” situation:

➢    Customer receives better price

➢    SinoHub’s components supplier partners earn steady orders

➢    SinoHub earns the spread in the sales price

16	www.sinohub. com

OUR CUSTOMERS

•    More than 100 enterprises and 200 product lines now utilize the SCM platform of SinoHub

-    Manufacturer customers

-    Supplier customers

-    Includes some of the largest electronic components distributors in the world

17	www.sinohub. com

POWERFUL DIFFERENTIATION

•    SinoHub’s offerings provide for strong competitive differentiation

–    Pristine reputation working successfully with some of the largest electronic component distributors in the world

18	www.sinohub. com

EXCITING GROWTH STRATEGY

Organic

•    More value-added services and larger footprint through customer-driven improvements in SCM platform

-    Optimize online MIS system to bolster dominant industry position

-    Open offices and warehouses in additional key locations in greater China

•    Significantly increase market share and processing volume in huge market

●    Build SinoHub’s brand and distribution capabilities

Acquisitions

•    Acquire independent distributors in both the US and China starting in 2009. Bring China sourcing to US operations and US distribution to Chinese operations. Cost reduction through consolidation

–    Independent distributors have flexibility in that they are not bound by product line agreements

19	www.sinohub. com

FINANCIAL HIGHLIGHTS

($ in US thousands except EPS data)
	Fiscal Year(1)			Fiscal Year(1)
	2006A	2007A	LTM(2)	2008E	2009E

Revenues	$19,052	$28,794	$42,368	$81,477	$150,500

Gross Profit	$4,043	$6,669	$7,574	$15,788	$25,850

EBITDA	$1,572	$4,372	$4,528	$10,512	$17,850

Net Income	$1,202	$3,501	$3,532	$8,344	$13,203

Earnings per Share - Basic	$0.15	$0.37	$0.25	$0.40	$0.51
Number of Shares - Basic	7,817,178	9,486,302	14,113,646	21,113,101	25,882,968

Earnings per Share - Diluted	$0.09	$0.24	$0.21	$0.37	$0.44
Number of Shares - Diluted	13,050,512	14,850,629	16,907,251	22,485,632	29,715,867

Margin Analysis
Gross Margin	21.2%	23.2%	17.9%	19.4%	17.2%
EBITDA Margin	8.3%	15.2%	10.7%	12.9%	11.9%
Net Income Margin	6.3%	12.2%	8.3%	10.2%	8.8%

Year-over-year Growth Rates
Revenue	44.4%	51.1%	-	183.0%	84.7%
Gross Profit	92.6%	64.9%	-	136.7%	63.7%
EBITDA	108.0%	178.1%	-	140.5%	69.8%
Net Income	190.7%	191.4%	-	136.3%	58.2%

(1)    Fiscal year ending December 31st.
(2)    LTM period represents latest twelve months ended June 30, 2008.

20	www.sinohub. com

CAPITALIZATION TABLE

	6/30/2008	Pro Forma
Cash	$2,568,913	$11,368,913

Debt	$5,203,826	$5,203,826

Equity

	Fully Diluted Shares
	Pre Offering	Post Offering
Common Stock	18,300,018	18,300,018
Common Stock - PIPE Investors	-	5,882,493
Common Stock - Shell	1,200,457	1,200,457
Common Stock - Finder	500,000	500,000
Options	479,879	479,879
Warrants - PIPE Investors	-	2,941,246
Warrants - GHS	-	411,774
Total Shares	20,480,354	29,715,867

Note: Assumes $10.0 million raised in connection with the Offering.

21	www.sinohub. com

PUBLIC EQUITY COMPARABLES

(Numbers in Millions, Except Per Share Data)
		09/04/08	Shares	Market
Company	Ticker	Stock Price	Outstndng	Cap	TEV
US-Based Companies
I2 Technologies, Inc.	NasdaqNM:ITW	$14.45	21.6	$311.7	$358.4
Richardson Electronics Ltd.	NasdaqNM:REL	$6.63	17.9	$118.8	$134.4
Logility Inc.	LGTY	$7.27	12.9	$93.8	$51.7
Nu Horizons Electronics Corp.	NUHC	$4.69	18.5	$86.6	$153.8
Radiant Logistics, Inc.	OTCBB:RLGT	$0.26	34.4	$8.9	$11.9
Foreign-Based Companies
Wintech Microelectronics Co. Ltd.	TSEC:3036	$0.61	206.2	$124.8	$235.6
Dimerco Express Taiwan Corp.	GTSM:5609	$0.73	100.2	$73.6	$64.6
Clasquin	ENXTPA:ALCLA	$22.83	2.2	$50.9	$47.0
Excelpoint Technology Ltd.	SGX:E17	$0.05	486.0	$22.0	$44.6

SinoHub, Inc.	OTCBB:SIHI	$1.70	25.9	$44.0	$37.8

	Enterprise Value /						Price /
	LTM	FY '08	FY '09	LTM	FY '08	FY '09	LTM	FY '08	FY '09
Company	Rev	Rev	Rev	EBITDA	EBITDA	EBITDA	EPS	EPS	EPS

US-Based Companies
I2 Technologies, Inc.	1.4x	1.4x	1.4x	10.5x	NA	NA	4.1x	22.9x	17.3x
Richardson Electronics Ltd.	0.2x	0.2x	0.2x	7.6x	NA	NA	NM	9.3x	6.8x
Logility Inc.	1.2x	1.0x	0.9x	4.1x	NA	NA	16.1x	11.4x	10.2x
Nu Horizons Electronics Corp.	0.2x	0.2x	0.2x	17.9x	9.5x	6.0x	43.4x	13.0x	7.1x
Radiant Logistics, Inc.	0.1x	0.1x	0.1x	7.7x	NA	NA	6.3x	5.2x	4.3x
Foreign-Based Companies
Wintech Microelectronics Co Ltd..	0.2x	NA	NA	5.8x	NA	NA	4.5x	NA	NA
Dimerco Express Taiwan Corp.	0.1x	0.1x	0.1x	5.8x	4.8x	4.4x	9.8x	9.7x	8.3x
Clasquin	0.3x	0.2x	0.2x	6.8x	4.6x	3.7x	14.1x	10.5x	8.3x
Excelpoint Technology Ltd.	0.1x	NA	NA	38.2x	NA	NA	NM	NA	NA

Median	0.2x	0.2x	0.2x	7.6x	4.8x	4.4x	9.8x	10.5x	8.3x
Mean	0.4x	0.5x	0.4x	11.6x	6.3x	4.7x	14.0x	11.7x	8.9x

SinoHub, Inc.	0.9x	0.5x	0.3x	8.4x	3.6x	2.1x	12.5x	5.3x	3.3x

22	www.sinohub. com

PUBLIC EQUITY COMPARABLES (TIER II)

(Numbers in Millions, Except Per Share Data)
		09/04/08	Shares	Market
Company	Ticker	Stock Price	Outstndng	Cap	TEV

US-Based Companies
Avnet Inc.	AVT	$27.16	150.4	$4,085.1	$4,669.9
Arrow Electronics Inc.	ARW	$30.43	119.6	$3,640.6	$4,798.0
Brightpoint Inc.	CELL	$7.70	81.6	$628.5	$765.9
Foreign-Based Companies
UTI Worldwide, Inc.	UTIW	$20.27	99.6	$2,019.6	$2,172.1
WPG Holdings Limited	TSEC:3702	$0.90	719.9	$646.0	$1,076.7
Shenzhen Eternal Asia Supply Chain	SZSE:002183	$2.38	247.1	$587.2	$554.5
Mainfreight Ltd.	NZSE:MFT	$4.64	102.8	$477.5	$530.5

SinoHub, Inc.	OTCBB:SIHI	$1.70	25.9	$44.0	$37.8

	Enterprise Value /						Price /
	LTM	FY '08	FY '09	LTM	FY'08	FY '09	LTM	FY '08	FY '09
Company	Rev	Rev	Rev	EBITDA	EBITDA	EBITDA	EPS	EPS	EPS
US-Based Companies
Avnet Inc.	0.3x	0.2x	0.2x	5.8x	5.4x	5.2x	8.3x	8.1x	7.5x
Arrow Electronics Inc.	0.3x	0.3x	0.3x	6.2x	6.3x	5.9x	9.5x	9.1x	8.5x
Brightpoint Inc.	0.1x	0.1x	0.1x	6.8x	4.9x	4.0x	23.8x	19.3x	10.2x
Foreign-Based Companies
UTI Worldwide, Inc.	0.5x	0.4x	0.4x	10.4x	9.5x	8.3x	21.6x	18.2x	15.2x
WPG Holdings Limited	0.2x	0.2x	0.2x	7.8x	8.0x	6.9x	7.3x	8.5x	7.4x
Shenzhen Eternal Asia Supply Chain	1.7x	NA	NA	37.4x	NA	NA	38.2x	NA	NA
Mainfreight Ltd.	0.7x	0.6x	0.6x	4.8x	8.2x	7.4x	14.2x	12.5x	11.0x

Median	0.3x	0.3x	0.2x	6.8x	7.1x	6.4x	14.2x	10.8x	9.3x
Mean	0.5x	0.3x	0.3x	11.3x	7.1x	6.3x	17.6x	12.6x	10.0x

SinoHub, Inc.	0.9x	0.5x	0.3x	8.4x	3.6x	2.1x	12.5x	5.3x	3.3x

23	www.sinohub. com

APPENDIX

Quarterly Financials

24	www.sinohub. com

QUARTERLY FINANCIALS
($ in US thousands except EPS data)
													Fiscal Year Ending December 31,
	Q1'07A	Q2'07A	Q3'07A	Q4'07A	Q1'08A	Q2'08A	Q3'08E	Q4'08E	Q1'09E	Q2'09E	Q3'09E	Q4'09E	2007A	2008E	2009E
Revenues
SCM Services	$392	$481	$441	$781	$522	$569	$1,100	$1,350	$700	$1,000	$1,500	$1,800	$2,096	$3,541	$5,000
VMI Services	1,320	1,223	2,162	3,777	6,842	7,435	8,200	9,500	8,500	13,000	17,000	28,000	8,481	31,977	66,500
Electronic Component Sales	3,463	4,374	4,206	6,174	4,254	5,205	15,500	21,000	9,000	15,000	25,000	30,000	18,217	45,959	79,000
	5,176	6,078	6,808	10,732	11,619	13,209	24,800	31,850	18,200	29,000	43,500	59,800	28,794	81,477	150,500

Cost of Goods Sold	3,884	4,438	5,241	8,563	9,780	11,209	20,050	24,650	14,950	23,740	35,950	50,010	22,126	65,690	124,650
Gross Profit	1,292	1,640	1,568	2,169	1,838	2,000	4,750	7,200	3,250	5,260	7,550	9,790	6,669	15,788	25,850

Operating Expenses
SG&A	418	408	341	1,130	497	574	1,500	2,200	900	1,300	2,300	3,500	2,297	4,771	8,000
Professional Services	-	-	-	-	-	494	-	-	-	-	-	-	-	494	-
Stock Compensation	-	-	-	-	-	6	-	-	-	-	-	-	-	6	-
Depreciation	88	91	91	112	98	100	150	200	250	300	300	300	383	548	1,150
Loss on Disposal of Property/Equip	-	-	-	-	-	5	-	-	-	-	-	-	-	5	-
	506	499	433	1,242	595	1,178	1,650	2,400	1,150	1,600	2,600	3,800	2,680	5,824	9,150

Income from Operations	786	1,141	1,135	927	1,243	821	3,100	4,800	2,100	3,660	4,950	5,990	3,989	9,964	16,700

EBITDA	874	1,232	1,226	1,039	1,341	921	3,250	5,000	2,350	3,960	5,250	6,290	4,372	10,512	17,850

Other Income (Expense)	10	(46)	(56)	113	(65)	(28)	(56)	(58)	(100)	(100)	(100)	(100)	21	(207)	(400)

Provision for Income Taxes	(163)	(131)	(86)	(129)	(90)	(253)	(420)	(650)	(380)	(676)	(922)	(1,119)	(509)	(1,412)	(3,097)

Net Income	633	965	993	911	1,088	540	2,624	4,092	1,620	2,884	3,929	4,771	3,501	8,344	13,203

Other Comprehensive Income
Foreign Currency Translation Gain	12	45	93	135	285	180	65	85	30	30	40	50	285	615	150

Comprehensive Income	$645	$1,010	$1,087	$1,045	$1,373	$719	$2,689	$4,177	$1,650	$2,914	$3,969	$4,821	$3,786	$8,959	$13,353

25	www.sinohub. com